UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2015

GREATBATCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Dallas Parkway, Suite 310, Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 20, 2015, Greatbatch, Inc. issued a press release announcing the pricing of an offering by its wholly-owned subsidiary Greatbatch Ltd. of $360 million aggregate principal amount of 9.125% senior notes due 2023. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Greatbatch, Inc. on October 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	October 20, 2015	GREATBATCH, INC.

		By:	/s/ Michael Dinkins
Michael Dinkins
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Greatbatch, Inc. on October 20, 2015.